Exhibit 10.19

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TERMINATION AGREEMENT

This Termination Agreement (“Termination Agreement”) is made and entered into as of December 29, 2014 (the “Termination Agreement Date”) by and between AMAG PHARMACEUTICALS, INC., a Delaware corporation with its principal place of business at 1100 Winter Street, Waltham, MA 02451, USA (“AMAG”) and TAKEDA PHARMACEUTICAL COMPANY LIMITED, a company organized under the laws of Japan, with its principal place of business at 1-1, Doshomachi 4-chome, Chuo-ku, Osaka, 540-8645, Japan (“Takeda”).  AMAG and Takeda are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, AMAG and Takeda are parties to that certain License, Development and Commercialization Agreement, dated as of March 31, 2010, as amended by that certain Amendment to the License, Development and Commercialization Agreement, dated June 22, 2012 (as amended, the “Agreement”), pursuant to which AMAG granted Takeda an exclusive license to develop and commercialize AMAG’s proprietary product ferumoxytol in Europe, Canada and other countries;

WHEREAS, pursuant to its rights under the Agreement, Takeda has been commercializing ferumoxytol in Canada, the European Union and Switzerland;

WHEREAS, the Parties have agreed to terminate the Agreement and that Takeda will transition the commercialization of the Product to AMAG, which termination will be effective in a particular territory upon effectiveness of the transfer of the marketing authorization for such territory to AMAG;

WHEREAS, the Parties anticipate that AMAG will require certain services from Takeda, which services Takeda has agreed to conduct, for a period of time following the termination of each territory to facilitate the transition of the Product to AMAG; and

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants of the Parties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.                                      DEFINITIONS

1.1                               Capitalized terms used but not otherwise defined in this Termination Agreement have the meanings provided in the Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.2                               “CHMP” means the EMA Committee for Medicinal Products for Human Use.

1.3                               “CHMP Opinion” means a decision by the CHMP on [***].

1.4                               “EMA” means the European Medicines Agency.

1.5                               “EU” means the European Union as constituted as of the Termination Agreement Date.

1.6                               “PRAC” means the Pharmacovigilance Risk Assessment Committee of the EMA.

1.7                               “Terminated Territory” means one of the following: (a) Canada, (b) Switzerland, (c) those countries in the Licensed Territory under the regulatory jurisdiction of the European Commission, and (d) all countries in the Licensed Territory not included in the preceding clauses (a)-(c) (the “Non-Commercial Territory”).

1.8                               “Territory Termination Effective Date” means, with respect to a Terminated Territory, the earlier of the following:  (i) the date on which Takeda’s Withdrawal of the marketing authorization for such Terminated Territory is effective pursuant to Section 5.6 or Exhibit A or (ii) the date on which the transfer of the marketing authorization for such Terminated Territory from Takeda or its Affiliate to AMAG, its Affiliate or its designee is effective, except that the Territory Termination Effective Date for the Non-Commercial Territory is the Termination Agreement Date.

1.9                               “Withdraw”, with a correlative meaning for “Withdrawal” means to permanently revoke the marketing authorization for the Product in the Terminated Territory.

2.                                      TERMINATION AND MARKETING AUTHORIZATION TRANSFER

2.1                               The Parties hereby agree to terminate the Agreement, which termination will be effective with respect to each Terminated Territory upon the Territory Termination Effective Date for such Terminated Territory.  The Agreement will be terminated in its entirety upon the third Territory Termination Effective Date (“Termination Date”).

2.2                               As of the Termination Agreement Date, Takeda’s right to terminate the Agreement under Section 13.2(a) of the Agreement on [***] prior written notice for a good faith determination that the continued Development or Commercialization of Product is not in the best interest of patient welfare is terminated; provided, however, that notwithstanding any other provision of this Termination Agreement, Takeda retains all rights under the Agreement, prior to

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Territory Termination Effective Date for the applicable Terminated Territory, to take any actions it deems reasonably necessary or appropriate to avoid any human health or safety problems in such Terminated Territory.

2.3                               From and after the Termination Agreement Date, each Party shall cooperate with the other Party in good faith to take all actions reasonably necessary for AMAG to assume, as soon as reasonably practicable after the applicable Territory Termination Effective Date, all operations pertaining to the Product in each Terminated Territory; provided, however that nothing in this paragraph will be interpreted as requiring Takeda to take any actions or provide any support beyond the scope of its obligations under this Termination Agreement, including the Transition Services and other pre-termination activities set forth in Exhibit A.

2.4                               Upon each Territory Termination Effective Date, all rights and licenses granted under the Agreement to Takeda for the applicable Terminated Territory will terminate, and Takeda shall cease all Development and Commercialization activities with respect to the Product in such Terminated Territory, including all investigator-sponsored research, and shall have no further obligations thereafter to Develop and Commercialize the Product in such Terminated Territory, except for the Transition Services set forth in Exhibit A.

2.5                               The effects of termination set forth in Sections 13.2(b) and 13.6 of the Agreement are superseded by the terms of this Termination Agreement.

2.6                               Takeda shall not, prior to the termination of the Agreement in its entirety, take any action that could reasonably be expected to have a material adverse impact on the further Development and Commercialization of the Product in or outside the Licensed Territory; provided, however, that Takeda shall have the right to take any actions it deems reasonably necessary or appropriate to avoid any human health or safety problems.  For the avoidance of doubt, the preceding sentence will not be interpreted as restricting Takeda’s right to exercise Commercially Reasonable Efforts with respect to Development and Commercialization of the Product in a Terminated Territory prior to the applicable Territory Termination Effective Date.

3.                                      TRANSFERS AND ASSIGNMENTS

3.1                               Regulatory Matters.  Promptly after the Termination Agreement Date, in accordance with the timelines set forth in Exhibit A, Takeda shall, in consultation with AMAG and as further described below, prepare all Regulatory Materials that are necessary to be filed with a Regulatory Authority to transfer (or Withdraw pursuant to Section 5.6 or Exhibit A) the marketing authorization in each Terminated Territory to AMAG.  In connection with such activities, Takeda shall provide AMAG with draft submissions of Regulatory Materials, sufficiently in

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

advance of filing to allow AMAG to review and comment on such drafts, and AMAG shall respond in a timely manner, and shall consider in good faith all reasonable comments of AMAG prior to filing the applicable Regulatory Materials.  Takeda shall promptly provide AMAG with copies of all communications received from a Regulatory Authority in connection with such transfers, and will notify AMAG within one (1) business day of receipt of approval and effectiveness of the transfer or Withdrawal of each marketing authorization.  Takeda undertakes not to provide any response to communications from a Regulatory Authority in relation to transfer or Withdrawal of each marketing authorization without first consulting with AMAG for AMAG’s comments concerning such response. Each Party shall bear all expenses it incurs to conduct its activities under this Section 3.1.

a.                                      EMA.  AMAG shall provide Takeda with all information required and requested by Takeda to transfer the European Commission marketing authorization to AMAG, including information regarding AMAG’s EU legal entity, Qualified Person for Pharmacovigilance, pharmacovigilance system, named person for scientific services, site of manufacture of Product for import and batch release in the EU and Qualified Person for batch release of Product.  Takeda shall notify the EMA product team leader prior to transfer, shall prepare and file with the EMA the Letters of Transfer and shall file the Marketing Authorization Transfer Application with EMA.

b.                                      Canada.  AMAG shall provide Takeda with all information required and requested by Takeda to transfer the Health Canada marketing authorization to AMAG, including information regarding AMAG’s Canadian legal entity, establishment license, pharmacovigilance system and letter of consent.  Takeda shall prepare and file with Health Canada the Administrative New Drug Submission for the Product.

c.                                       Switzerland.  AMAG shall provide Takeda with all information required and requested by Takeda to transfer the SwissMedic marketing authorization to AMAG, including information regarding AMAG’s Swiss legal entity, wholesaler license, Qualified Person, quality management system, medical information, Qualified Person for Pharmacovigilance, pharmacovigilance system and legally signed statements of transferee.  Takeda shall prepare the application for marketing authorization transfer for filing by AMAG.

d.                                      CHMP Opinion.  Notwithstanding anything in this Termination Agreement to the contrary, AMAG shall be obligated to conduct all reasonably necessary activities in connection with the transfer of the marketing authorization for the Product for the EU as provided hereunder, but shall not be obligated to incur any material third party costs unless and until the Parties receive the CHMP Opinion [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.2                               New Product Marks and Intellectual Property Licenses.

a.                                      Effective upon each Territory Termination Date: (a) Takeda hereby assigns to AMAG all of Takeda’s right, title and interest in the New Product Marks for the applicable Terminated Territory, (b) Takeda hereby assigns to AMAG all of Takeda’s right, title and interest in all Takeda Know-How that is clinical data related to the Product, if any, and (c) Takeda hereby grants to AMAG an exclusive, irrevocable, transferable, royalty-free license, with the right to grant multiple tiers of sublicenses, under the Takeda Technology existing and actually used and applied as of the Territory Termination Effective Date, if any, to Develop, make, have made, use, sell, offer for sale, have sold, import and otherwise Commercialize the Product in the applicable Terminated Territory.

b.                                      AMAG hereby grants to Takeda a non-exclusive license under the AMAG Technology solely to the extent necessary for Takeda to complete the Transition Services and any other obligation for which it is responsible under this Termination Agreement or the Agreement.

3.3                               Product Transfer.  As soon as reasonably practicable, and in any event within [***], after each Territory Termination Effective Date, Takeda shall provide to AMAG or its designee and assign to AMAG, as applicable, each of the following with respect to the applicable Terminated Territory, in each case to the extent Controlled by Takeda and related to the Product as of such Territory Termination Effective Date and permitted under any applicable Third Party contract and applicable Laws:

a.                                      all Regulatory Materials for such Terminated Territory, including material regulatory documentation, filings, submissions and approvals, including pricing and reimbursement approvals;

b.                                      all unlabeled vial form of Product inventory then in Takeda’s possession for such Terminated Territory unless AMAG requests that Takeda destroy such Product inventory; provided, however that AMAG will be responsible for the cost of transporting such Product inventory and samples to AMAG’s facility (if requested by AMAG) and for any subsequent destruction thereof, to the extent not included in the Transition Services;

c.                                       all material marketing and commercial materials for the Product for such Terminated Territory;

d.                                      all material medical affairs materials for such Terminated Territory;

e.                                       all drug safety information collected and maintained by Takeda or its Affiliates (e.g., safety and clinical databases) for such Terminated Territory;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

f.                                        all material documentation regarding distribution and prescribing patterns in the Terminated Territory (e.g., shipments by wholesaler, distributor, and top prescribers by country);

g.                                       all material documentation pertaining to the foregoing in clauses (a)-(f), in each case to the extent pertaining to the Product existing as of the Territory Termination Effective Date and reasonably necessary for the continued Development and Commercialization of the Product.

The foregoing information, documents and materials, along with the clinical data assigned pursuant to Section 3.2(a) (“Assigned Information”) will, upon assignment to AMAG, be deemed AMAG’s (and not Takeda’s) Confidential Information subject to the confidentiality provisions of the Agreement, and Takeda shall have the right to retain copies thereof for record retention purposes or to the extent required by applicable Laws. Notwithstanding the foregoing, any (i) personally identifiable information of the employees, agents, contractors or representatives of Takeda, its Affiliates or their respective third party contractors or (ii) information related to the business operations of Takeda or its Takeda’s Affiliates, or (iii) information not specifically related to the Product contained in such Assigned Information shall continue to be the Confidential Information of Takeda and will be subject to the confidentiality provisions of the Agreement.

3.4                               Third Party Contracts.  Upon AMAG’s written request within [***] after the applicable Territory Termination Effective Date and as agreed by the Parties, Takeda shall assign to AMAG any Third Party contracts that primarily relate to the Product in a Terminated Territory to the extent such Third Party contract is assignable by Takeda, provided that Takeda shall remain responsible for the performance of any obligations or liabilities under such contract that accrued prior to such assignment.  Takeda shall promptly terminate all Third Party contracts that primarily relate to the Product in a Terminated Territory that AMAG has not requested to be assigned to AMAG pursuant to this Section 3.4, provided that if such Third Party contracts involve ongoing services to Takeda that are unrelated to the Product, Takeda’s obligation to terminate such Third Party contracts will only extend to that portion of such contracts related to the Product. This Section 3.4 sets forth Takeda’s entire obligation with respect to the assignment of any Third Party contracts to AMAG in connection with the termination of the Agreement.

3.5                               Costs for Regulatory Commitments.  AMAG will be solely responsible for paying all costs associated with any commitments made by Takeda or its Affiliate in any submission to a Regulatory Authority related to the Product in a Terminated Territory provided that AMAG has approved such commitments in writing before the submission is filed (“Future Costs”).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.                                      TRANSITION SERVICES

4.1                               Takeda shall provide to AMAG the transition services set forth in the schedules attached as Exhibit A to assist AMAG with assuming responsibility for all operations pertaining to the Product in each Terminated Territory (“Transition Services”).  The Parties shall use commercially reasonable efforts to transfer to AMAG responsibility for all operations pertaining to the Product in the Terminated Territory within sixty (60) days after the applicable Territory Termination Effective Date, extendable by thirty (30) days upon AMAG’s request and Takeda’s consent. Except as set forth herein, each Party shall bear its own costs in connection with performing its obligations to complete the transfer of Product operations to AMAG.

4.2                               Takeda shall perform (and cause its Affiliates to perform) the Transition Services in a timely and professional manner and in accordance with industry standards for services of the type performed.  Takeda shall comply (and cause its Affiliates to comply) with all applicable Laws, and shall maintain all applicable permits and licenses, in connection with the Transition Services.  At any time, AMAG may request by written notice that Takeda cease conducting any particular Transition Services, and thereafter the Parties will cooperate to wind down such Transition Services as soon as reasonably practicable.  Takeda may delegate or subcontract the provision of any Transition Services to any Third Party that Takeda employed to provide the same type of services in connection with its commercialization of the Product prior to the Termination Agreement Date.  Takeda shall provide AMAG with reasonable advance notice of any such delegation or subcontracting unless such Third Party is already providing such services to Takeda as of the Termination Agreement Date.  Takeda shall remain responsible for the performance of any Transition Services it delegates or subcontracts to a Third Party.

4.3                               Takeda shall provide Transition Services to AMAG for each Terminated Territory for a period of up to one hundred eighty (180) days after the Territory Termination Effective Date for such Terminated Territory (the “Transition Services Period” for such Terminated Territory); provided that AMAG may extend the Transition Services Period for a Terminated Territory by written notice to Takeda (the “Extension Notice”) delivered no later than thirty (30) days before the expiration of such Transition Services Period, for the period of time reasonably necessary to complete any services that cannot be reasonably transitioned to AMAG during the initial one hundred eighty (180)-day period, which extension will not exceed an additional one hundred eighty (180) days, and provided that Takeda consents to such extension in writing, which consent Takeda shall not unreasonably withhold or delay.  AMAG shall specify in the Extension Notice the services that will be conducted during the extension and the duration of

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

such services, on a per-country and per-function basis.  AMAG shall use commercially reasonable efforts during the Transition Services Period and any extension thereof to complete the transition of all operations pertaining to the Product in the applicable Terminated Territory to AMAG as soon as practicable.

4.4                               Takeda shall be solely responsible for all costs it incurs to provide the Transition Services during the Transition Services Periods (including extensions thereof under Section 4.3).  If AMAG requests and Takeda agrees, in its sole discretion, to conduct additional transition services for any Terminated Territory after the end of the applicable Transition Services Period, as may be extended, (the “Reimbursed Services”) AMAG shall reimburse Takeda at Takeda’s fully-burdened cost for such Reimbursed Services plus five percent (5%) of such costs.

4.5                               The transition services obligations set forth above in this Article 4 supersede the transition assistance set forth in Section 13.6(c) of the Agreement.

4.6                               Unless agreed otherwise by the Parties in writing, Takeda will invoice AMAG on a monthly basis for the costs described in Section 4.4 for Reimbursed Services conducted in the preceding month.  AMAG shall pay each such invoice, unless subject to a bona fide dispute, within [***] after receipt thereof.  All payments will be made in Dollars.  Takeda will maintain (and, as applicable, cause its Affiliates to maintain) accurate and complete records regarding the Reimbursed Services in sufficient detail for AMAG to confirm the accuracy of payments under this Section 4.6.    Upon [***] notice to Takeda, AMAG will have the right, through an independent certified public accountant selected by AMAG and reasonably acceptable to Takeda, to inspect and audit such records of Takeda and its Affiliates for the sole purpose of verifying the accuracy of all payments made or to be made by AMAG under this Section 4.6.  Any such audit will be conducted during regular business hours at the facilities of Takeda or its Affiliates, and in a manner that does not unreasonably interfere with the normal business activities of Takeda or its Affiliates.  The auditor shall execute a standard non-disclosure agreement with Takeda or its Affiliates, as applicable, and shall not disclose Takeda’s Confidential Information to AMAG except to the extent such disclosure is necessary to verify the accuracy of the payments made by AMAG.  If any audit reveals an overpayment by AMAG, Takeda will promptly refund any overpayment.  In addition, if any audit reveals an overpayment by AMAG exceeding [***] during the audited period, Takeda will reimburse AMAG for the reasonable out-of-pocket costs of conducting the audit.

5.                                      FINANCIAL TERMS

5.1                               All sales of the Product and receivables in a given Terminated Territory before the applicable Territory Termination Effective Date shall belong to Takeda, subject to royalty payments to AMAG under Section 8.4 of the Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Takeda shall be solely responsible for all costs, whether incurred before or after the applicable Territory Termination Effective Date, arising out of the distribution of Product under Takeda’s label by or on behalf of Takeda (including samples and Product distributed by or on behalf of Takeda in connection with investigator-sponsored trials) before the applicable Territory Termination Effective Date, including costs for recalls, refunds, rebates, chargebacks, return processing and destruction.

5.2                               AMAG shall be responsible for any liabilities relating to Product distributed by or on behalf of AMAG in a Terminated Territory after the applicable Territory Termination Effective Date, except to the extent resulting from Takeda’s breach of, or indemnity obligations under, this Termination Agreement.

5.3                               In consideration for early termination of the Agreement and activities to be performed by AMAG earlier than contemplated under the Agreement, and in lieu of any future cost-sharing and future milestone payments contemplated by the Agreement, Takeda shall make the non-refundable, non-creditable payments to AMAG set forth in Exhibit B, subject to the following terms and conditions:

a.                                      For item 5(a), Takeda shall pay such amount by wire transfer as soon as practicable, but by no later than [***] after the Termination Agreement Date.

b.                                      For items 1, 2, 3 and 4, and 5(b), and except as provided in the last sentence of item 5(b) in Exhibit B, Takeda shall pay such amounts [***] after the Termination Date.

c.                                       For item 6, Takeda shall pay such amount [***] after the earlier of: (i) a CHMP Opinion [***], or (ii) the Termination Date if the CHMP Opinion has not yet been issued.

5.4                               Notwithstanding the provisions of Section 5.3, in the event that Takeda or a Regulatory Authority recalls or suspends the Product in the interest of patient welfare after this Termination Agreement is executed by the Parties but prior to the Termination Date (a “Recall”), Takeda’s obligation to make the payments set forth in Exhibit B will be limited to the payment of item 5(a) and the payment of the documented out-of-pocket costs incurred through the date of the Recall for items 1, 2, 3, 4 and 6.  For the avoidance of doubt, in the event of a Recall, Takeda will have no obligation to make the payment under item 5(b) in the amount of $3 million.

5.5                               Except for the payments set forth in Exhibit B, Takeda has no liability for any expenses related to any past, pending or future clinical or non-clinical studies related to the Product.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.6                               Notwithstanding any other provision of this Termination Agreement or Exhibit A, if the marketing authorization for the Product is suspended in a Terminated Territory and the Parties are prevented from completing the transfer of such marketing authorization to AMAG within one hundred twenty (120) days after such suspension due to applicable Laws or any requirements or restrictions imposed by a Regulatory Authority, Takeda will have the right, in Takeda’s sole discretion, to Withdraw such marketing authorization.

6.                                      REPRESENTATIONS AND WARRANTIES

6.1                               Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party as follows, as of the Termination Agreement Date:

a.                                      it is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated;

b.                                      it has the corporate power and authority and the legal right to enter into this Termination Agreement and perform its obligations hereunder;

c.                                       it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Termination Agreement and the performance of its obligations hereunder; and

d.                                      this Termination Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

6.2                               Additional Representations and Warranties of Takeda.  Takeda hereby represents and warrants to AMAG as follows, as of the Termination Agreement Date:

a.                                      Takeda has the full legal right, power and authority to grant the rights and make the assignments as set forth in Article 3; and

b.                                      to Takeda’s Best Knowledge, Takeda has made available to AMAG all material written information in Takeda’s possession or Control as of the Termination Agreement Date relating to the safety or Commercialization of the Products in the Field in the Licensed Territory, and to Takeda’s Best Knowledge all such information is true and correct in all material respects.

6.3                               DISCLAIMER OF WARRANTY.  AMAG HEREBY ACKNOWLEDGES THAT TAKEDA AND ITS AFFILIATES DO NOT ORDINARILY PROVIDE THE TRANSITION SERVICES TO THIRD PARTIES AS PART OF THEIR BUSINESS ACTIVITIES.  EXCEPT AS EXPRESSLY STATED IN THIS

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TERMINATION AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY, AND ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

6.4                               EXCEPT FOR A PARTY’S OBLIGATIONS UNDER SECTION 7.2 (INDEMNIFICATION), AND ANY BREACH OF SECTION 8.1 (CONFIDENTIALITY), IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY (OR THE OTHER PARTY’S AFFILIATES) IN CONNECTION WITH THIS TERMINATION AGREEMENT FOR LOST REVENUE, LOST PROFITS, LOST SAVINGS, LOSS OF USE, DAMAGE TO GOODWILL, OR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR INDIRECT DAMAGES UNDER ANY THEORY, INCLUDING CONTRACT, NEGLIGENCE, OR STRICT LIABILITY, EVEN IF THAT PARTY HAS BEEN PLACED ON NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

7.                                      MUTUAL RELEASES; INDEMNIFICATION

7.1                               Mutual Releases.

a.                                      AMAG, for itself and on behalf of its Affiliates, and each of their respective current or past directors, officers, stockholders, employees, agents, and insurers and their respective successors, heirs, assigns and representatives, or anyone claiming through any of the foregoing (all of whom are hereinafter collectively called the “AMAG Releasors”), hereby completely, irrevocably, fully, finally, and forever release, relinquish, waive and discharge Takeda and its Affiliates, and each of them, including their present and former parents, subsidiaries, predecessors, successors, assigns, and any of their respective current or past officers, directors, employees, agents, insurers, and their respective successors, heirs, assigns and representatives (all of whom are hereinafter collectively called the “Takeda Releasees”), of and from (i) any and all losses, claims, actions, causes of action, liabilities, damages, judgments, demands, costs and expenses of any kind, whether known or unknown (collectively, “Losses”), that the AMAG Releasors, or any of them, had, has, may have or may ever claim to have against the Takeda Releasees, or any of them, under or directly or indirectly related to the Agreement, based upon facts and circumstances arising or existing on or before the Termination Agreement Date and (ii) any Losses the AMAG Releasors, or any of them, has, may have or may ever claim to have against the Takeda

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Releasees, or any of them, arising out of or related to (a) any response, filing or other submission related to the Product, whether oral or in writing, and whether or not based upon, including or excluding any information, position, recommendation or request from either Party as to the content thereof, made by either Party to the PRAC or CHMP (the “Committees”) or (b) any opinion, ruling, recommendation, order, directive or decision made or issued by the Committees or EMA affecting the status of the marketing authorization or label for the Product while Takeda or its Affiliate is the holder of such marketing authorization in the EU, in each of (a) or (b), arising after the Termination Agreement Date and (iii) any Losses the AMAG Releasors, or any of them, has, may have or may ever claim to have against the Takeda Releasees, or any of them, arising out of or related to Takeda’s Withdrawal of a marketing authorization in a Terminated Territory under Section 5.6 or Exhibit A; provided, however, that the foregoing release shall not extend to any royalties owing by Takeda to AMAG pursuant to Section 8.4(a) of the Agreement immediately prior to the effectiveness of this Termination Agreement and any surviving indemnity obligations under Article 11 of the Agreement.

b.                                      Takeda, for itself and on behalf of its Affiliates, and each of their respective current or past directors, officers, stockholders, employees, agents, and insurers and their respective successors, heirs, assigns and representatives, or anyone claiming through any of the foregoing (all of whom are hereinafter collectively called the “Takeda Releasors”), hereby completely, irrevocably, fully, finally, and forever release, relinquish, waive and discharge AMAG and its Affiliates, and each of them, including their present and former parents, subsidiaries, predecessors, successors, assigns, and any of their respective current or past officers, directors, employees, agents, insurers, licensors, and their respective successors, heirs, assigns and representatives (all of whom are hereinafter collectively called the “AMAG Releasees”), of and from any (i) and all Losses that the Takeda Releasors, or any of them, had, has, may have or may ever claim to have against the AMAG Releasees, or any of them, under or directly or indirectly related to the Agreement, based upon facts and circumstances arising or existing on or before the Termination Agreement Date and (ii) any Losses the Takeda Releasors, or any of them, has, may have or may ever claim to have against the AMAG Releasees, or any of them, arising out of or related to any response, filing or other submission related to the Product, whether oral or in writing, and whether or not based upon, including or excluding any information, position, recommendation or request from either Party as to the content thereof, made by either Party to the Committees; provided, however, that the foregoing release shall not extend to any surviving indemnity obligations under Article 11 the Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

c.                                       Notwithstanding any provision of this Termination Agreement to the contrary, nothing herein shall be deemed to release, acquit or discharge any Takeda Releasee or any AMAG Releasee from its obligations (if any) under this Termination Agreement or any claim arising from any breach of such obligations.

7.2                               Indemnification.

a.                                      The Parties’ indemnification rights and obligations under the Agreement will remain in effect following termination of the Agreement, and are hereby amended as follows: AMAG’s obligations under Section 11.1(b) of the Agreement will expand to include (a) breaches of its obligations, representations, warranties and covenants under this Termination Agreement, (b) Takeda’s Withdrawal of a marketing authorization in a Terminated Territory pursuant to Section 5.6 or Exhibit A of this Termination Agreement, and (c) any distribution, sale or other use or disposal by or on behalf of AMAG of any unlabeled inventory or samples of the Product transferred by Takeda to AMAG pursuant to Section 3.3(b) of this Termination Agreement; and Takeda’s obligations under Section 11.2(b) of the Agreement will expand to include breaches of its obligations, representations, warranties and covenants under this Termination Agreement.

b.                                      In addition, AMAG’s obligations under Section 11.1 of the Agreement will expand to include any and all Claims to the extent that such Claims arise out of, are based on, or result from the manufacture, use, handling, storage, sale or other disposition of Product by or on behalf of AMAG or its Affiliates, including their respective licensees and distributors, in or for any Terminated Territory after the applicable Territory Termination Effective Date, but shall exclude any costs for which Takeda is responsible under Section 5.1.  The provisions of Sections 11.3 of the Agreement shall apply to AMAG’s indemnification obligations under this Section 7.2. The foregoing indemnity obligation shall not apply to the extent that (i) the Takeda Indemnitees fail to comply with the indemnification procedures set forth in Section 11.3 of the Agreement and AMAG’s defense of the relevant Claims is materially prejudiced by such failure, or (ii) any Claim arises from, is based on, or results from any activity for which Takeda is obligated to indemnify the AMAG Indemnitees under Section 11.2 of the Agreement, as amended by Section 7.2(a) above.

8.                                      CONFIDENTIALITY

8.1                               All information disclosed by one Party to another Party under this Termination Agreement will be deemed the disclosing Party’s Confidential Information under the Agreement and subject to Article 12 thereof, except as provided in the last sentence of Section 3.3.  In addition, the terms of this Termination Agreement will be deemed the Confidential Information of each Party under the terms of Article 12 of the Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.2                               The Parties shall make a joint public announcement of the execution of this Termination Agreement in the form attached as Exhibit C, which shall be issued at a time to be mutually agreed by the Parties.

8.3                               Section 12.3(b) of the Agreement will apply to any press releases either Party desires to make related to the terms of this Termination Agreement.  After the Termination Date, AMAG will not be required to obtain Takeda’s approval or to notify Takeda of any press release related to AMAG’s development or commercialization of Product that does not refer to this Termination Agreement or the Agreement or directly or indirectly to Takeda.

9.                                      SURVIVING PROVISIONS

9.1                               Except as expressly modified by the terms of this Termination Agreement, and subject to Section 7.1 above, all provisions identified in Section 13.8 of the Agreement as surviving the termination or expiration thereof will survive such termination pursuant to this Termination Agreement.

10.                               MISCELLANEOUS

10.1                        Dispute Resolution.  All disputes arising under this Termination Agreement will be resolved in accordance with Article 14 of the Agreement.

10.2                        Entire Agreement; Amendments.  This Termination Agreement and the Agreement constitute the entire, final and exclusive agreement between the Parties with respect to the subject matter hereof and thereof.  In the event of any conflict between the terms of this Termination Agreement and the Agreement, the terms of this Termination Agreement will control.  No amendment, modification, release or discharge with respect to this Termination Agreement will be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

10.3                        Notices. Any notice required or permitted to be given under this Termination Agreement shall be in writing, shall specifically refer to this Termination Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 10.3, and shall be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by a reputable courier service, or (b) five (5) business days after mailing, if mailed by first class certified or registered airmail, postage prepaid, return receipt requested.

If to AMAG:	AMAG Pharmaceuticals, Inc.
100 Winter St.
Waltham, MA 0245

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

USA
Attn: General Counsel

With a copy to:	Cooley LLP
One Freedom Square
Reston Town Center
11951 Freedom Drive
Reston, VA 201910-565
Attn: Kenneth J. Krisko, Esq.

If to Takeda:	Takeda Pharmaceutical Company Limited
1-1, Doshomachi 4-chome, Chuo-ku, Osaka, 540-8645,
Japan
Attn: Head, Global Licensing and Business Development Department

With copies to:	Takeda Pharmaceutical Company Limited
1-1, Doshomachi 4-chome, Chuo-ku, Osaka, 540-8645,
Japan
Attn: Global General Counsel

Takeda Pharmaceuticals International Inc.
One Takeda Parkway
Deerfield, IL 60015
Attn: Vice President, R&D Transactions

Takeda Pharmaceuticals U.S.A., Inc.
One Takeda Parkway
Deerfield, IL 60015
Attention: General Counsel

10.4                        No Strict Construction; Headings. This Termination Agreement has been prepared jointly by the Parties and shall not be strictly construed against either Party. Ambiguities, if any, in this Termination Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in this Termination Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section. Except where the context otherwise requires, the use of any gender shall be applicable to all genders, and the word “or” is used in

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the inclusive sense (and/or). The term “including” as used herein means including, without limiting the generality of any description preceding such term.

10.5                        Assignment. Neither Party may assign or transfer this Termination Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent to its Affiliates or to a Third Party successor to substantially all of the business of such Party in connection with a Change of Control of such Party. Any successor or assignee of rights and/or obligations permitted hereunder shall, in writing to the other Party, expressly assume performance of such rights and/or obligations. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 10.5 shall be null, void and of no legal effect.

10.6                        Performance by Affiliates. Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Termination Agreement, and shall cause its Affiliates to comply with the provisions of this Termination Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Termination Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

10.7                        Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Termination Agreement.

10.8                        Severability. If any one or more of the provisions of this Termination Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Termination Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Termination Agreement may be realized.

10.9                        No Waiver. Any delay in enforcing a Party’s rights under this Termination Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Termination Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.10                 Independent Contractors. Each Party shall act solely as an independent contractor, and nothing in this Termination Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way. Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

10.11                 English Language; Governing Law. This Termination Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Termination Agreement. This Termination Agreement and all disputes arising out of or related to this Termination Agreement or any breach hereof shall be governed by and construed under the laws of the State of New York, United States of America, without giving effect to any choice of law principles that would require the application of the laws of a different state.

10.12                 Counterparts. This Termination Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Termination Agreement in duplicate originals by their duly authorized officers as of the Effective Date.

TAKEDA PHARMACEUTICAL COMPANY LIMITED		AMAG PHARMACEUTICALS, INC.

By:	/s/Shinji Honda	By:	/s/ Scott B. Townsend

Name:	Shinji Honda	Name:	Scott B. Townsend

Title:	Senior Managing Director,	Title:	General Counsel
	Corporate Strategy Officer		Senior Vice President
of Legal Affairs
and Secretary

[Signature Page to Termination Agreement]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

Transition Services

Europe

This section outlines the activities agreed by AMAG and Takeda prior to and after the marketing authorization (MA) transfer, and the expected timelines, to occur for the Europe territory.

Prior to MA Transfer

•                  Should the CHMP pass a positive opinion for the IDA Type II variation, the application to transfer MA will be submitted by Takeda with cooperation by AMAG immediately following the decision of the European Commission. The MA transfer from Takeda to AMAG would be effective as soon all necessary regulatory approvals are obtained for the transfer.

•                  Should the CHMP pass a negative opinion for the IDA Type II variation, the application to transfer MA will be submitted by Takeda with cooperation by AMAG no later than [***], with notification to EMA to occur 30 days prior to submission of the application. In this instance the MA transfer from Takeda to AMAG would be effective as soon as all necessary regulatory approvals are obtained for the transfer.

•                  Until the transfer of the MA by the European Commission is effective, Takeda will continue to perform its obligations as specified in the Agreement and the Termination Agreement. Subject to the terms of the Termination Agreement and during the Transition Services Period, Takeda agrees to provide AMAG and its designated third parties with reasonable assistance for them to prepare for and assume as soon as reasonably possible all responsibility for operational activities that will be required to be in place at the time of MA transfer effectiveness and thereafter.

•                  Notwithstanding any of the above considerations, Takeda will have the right, in its sole discretion and without any liability to AMAG, to Withdraw the MA should AMAG not fulfill all conditions required to initiate MA transfer by [***], provided that such deadline will be extended by one day for each day that AMAG is prevented from fulfilling such conditions as a result of Takeda’s action or inaction if AMAG notifies Takeda in writing (via email or fax to Takeda’s legal counsel and alliance manager) prior to such deadline of the reason(s) that AMAG is not able to fulfill such conditions by such deadline. If Takeda Withdraws the MA in Europe in light of the preceding sentence or in accordance with the provisions of Section 5.6 of the Termination Agreement, the date of such MA Withdrawal will be deemed to be the Territory Termination Effective Date for Europe.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

After MA Transfer

Once the MA has been transferred to AMAG, Takeda agrees to provide the following transition services for the periods as specified below.

Activity	Takeda responsibility post-MA transfer	Period
Technical Operations and Quality	1. Label and packaging 2. Retain storage 3. Release testing for new lots 4. Recalls and returns for product sold into the channel by Takeda	1. For 180 days 2. For 180 days 3. For 180 days 4. For 180 days

Pharmacovigilance	Takeda to hold no responsibility in PV- related activities post-MA transfer (assumes all required information has been transferred to AMAG or its third party vendor by time of MA transfer)	Not applicable

Finance	1. Billing and collections support for product sold into the channel by Takeda 2. Receivables and rebate services for product sold into the channel by Takeda	1. For 180 days 2. For 180 days

Regulatory	Takeda to hold no responsibility in regulatory-related activities post-MA transfer except in relation to Product held in Takeda’s inventory prior to Termination Date.	Not applicable

Commercial	1. Product returns for product sold into the channel by Takeda or held in Takeda’s inventory prior to Termination Date.	1. For 180 days

Medical Affairs	Takeda to complete its commitments to Investigator-sponsored trials	Through completion of trials

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Canada

This section outlines the activities agreed by AMAG and Takeda prior to and after the marketing authorization (MA) transfer, and the expected timelines, to occur for the Canada territory.

Prior to MA Transfer

•                  AMAG and Takeda to jointly prepare the required materials for submission to Health Canada to request transfer of the MA to AMAG. This activity will occur in [***]; and the materials will be submitted to Health Canada by no later than [***]. This step assumes that the MA transfer can occur prior to AMAG establishing its own Drug Establishment License (DEL) or via a third party with a valid DEL.  Takeda will provide upon AMAG’s request continued use of Takeda’s DEL for up to [***] following the transfer of the MA, as permissible under local laws and regulations.

•                  A decision on the MA transfer request from Health Canada is expected within 90 days after the formal application is submitted.

•                  Assuming the timelines as described here, the MA transfer from Takeda to AMAG may be effective in [***].

•                  Until the MA transfer is effective, Takeda will continue to perform its obligations as specified in the Agreement and the Termination Agreement. Subject to the terms of the Termination Agreement and during the Transition Services Period, Takeda agrees to provide AMAG and its designated third parties with reasonable assistance for them to prepare for and assume as soon as possible all responsibility for operational activities that will be required to be in place at the time of MA transfer effectiveness and thereafter.

•                  Notwithstanding any of the above considerations, and assuming that the MA transfer can occur prior to AMAG establishing its own DEL, Takeda will have the right, in its sole discretion and without any liability to AMAG, to Withdraw the MA should AMAG not fulfill all conditions to initiate MA transfer by [***], provided that such deadline will be extended by one day for each day that AMAG is prevented from fulfilling such conditions as a result of Takeda’s action or inaction if AMAG notifies Takeda in writing (via email or fax to Takeda’s legal counsel and alliance manager) prior to such deadline of the reason(s) that AMAG is not able to fulfill such conditions by such deadline.  If Takeda Withdraws the MA in Canada in accordance with the preceding sentence, the date of such MA Withdrawal will be deemed to be the Territory Termination Effective Date for Canada.

After MA Transfer

Once the MA has been transferred to AMAG, Takeda agrees to provide the following transition services for the periods as specified below.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Activity	Takeda responsibility post-MA transfer	Period
Technical Operations and Quality	1. Label and packaging 2. Import of product 3. Storage and distribution 4. Recalls	1. For 180 days 2. For 180 days 3. For 180 days 4. For 180 days

Pharmacovigilance	Takeda to hold no responsibility in PV- related activities post-MA transfer (assumes all required information has been transferred to AMAG or its third party vendor by time of MA transfer)	Not applicable

Finance	1. Consultation regarding structuring Canada tax set up (informational only and may not be relied upon by AMAG or any third party) 2. Billing and collections support 3. Receivables and rebate services	1. For 60 days 2. For 180 days 3. For 180 days

Regulatory	Takeda to hold no responsibility in regulatory-related activities post-MA transfer	Not applicable

Commercial	1. Product returns for product sold into the channel by Takeda	1. For 180 days

Medical Affairs	Takeda to complete its commitments to Investigator-sponsored trials	Through completion of trials

Switzerland

This section outlines the activities agreed by AMAG and Takeda prior to and after the marketing authorization (MA) transfer, and the expected timelines, to occur for the Switzerland territory.

Prior to MA Transfer

•                  AMAG and Takeda to jointly prepare the required materials for submission to Swiss Medic to request transfer of the MA to AMAG. The materials will be submitted to Swiss Medic by no later than [***].

•                  A decision on the MA transfer request from Swiss Medic is expected within 90 days after the formal application is submitted.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•                  Assuming the timelines as described here, the MA transfer from Takeda to AMAG may be effective in [***].

•                  Until the MA transfer is effective, Takeda will continue to perform its obligations as specified in the Agreement and the Termination Agreement. Subject to the terms of the Termination Agreement and during the Transition Services Period, Takeda agrees to provide AMAG and its designated third parties with reasonable assistance for them to prepare for and assume as soon as possible all responsibility for operational activities that will be required to be in place at the time of MA transfer effectiveness and thereafter.

•                  Notwithstanding any of the above considerations, Takeda will have the right, in its sole discretion and without any liability to AMAG, to Withdraw the MA should AMAG not fulfill all conditions to initiate MA transfer by [***], provided that such deadline will be extended by one day for each day that AMAG is prevented from fulfilling such conditions as a result of Takeda’s action or inaction if AMAG notifies Takeda in writing (via email or fax to Takeda’s legal counsel and alliance manager) prior to such deadline of the reason(s) that AMAG is not able to fulfill such conditions by such deadline.  If Takeda Withdraws the MA in Switzerland in accordance with the preceding sentence, the date of such Withdrawal will be deemed to be the Territory Termination Effective Date for Switzerland.

•                  After MA Transfer

Once the MA has been transferred to AMAG, Takeda agrees to provide the following transition services for the periods as specified below.

Activity	Takeda responsibility post-MA transfer	Period
Technical Operations and Quality	1. Label and packaging 2. Distribution of product 3. Retain storage 4. Release testing for new lots 5. Recalls	1. For 180 days 2. For 180 days 3. For 180 days 4. For 180 days 5. For 180 days

Pharmacovigilance	Takeda to hold no responsibility in PV- related activities post-MA transfer (assumes all required information has been transferred to AMAG or its third party vendor by time of MA transfer)	Not applicable

Finance	1. Consultation regarding structuring Swiss tax set up (informational only and may not be relied upon	1. For 180 days 2. For 180 days 3. For 180 days

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

by AMAG or any third party) 2. Billing and collections support 3. Receivables and rebate services

Regulatory	Takeda to hold no responsibility in regulatory-related activities post-MA transfer	Not applicable

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MA Suspension

The parties acknowledge that in the event of a voluntary recall or suspension of the MA in a Terminated Territory prior to MA transfer to AMAG, the type and duration of transition services to be provided by Takeda under this Exhibit A will be reduced to reasonably required levels.

Exhibit B

Termination-Related Payments to AMAG

1.              Takeda obligations for MRI associated with the FACT study:  $[***] for projected costs for 2015

2.              Expenditures associated with regulatory filings and variations in EU, Canada, and Switzerland, planned through October 2015:  $[***]

3.              Expenditures associated with analytical methods transfer, packaging, labeling, audit, drug establishment fees:  $[***]

4.              Takeda’s FTE Costs associated with Legal and Regulatory support planned through October 2015:  $[***]

5.              Consideration for Takeda’s planned commercialization and back office support of the Product in Canada:   a) $[***] payable upon execution of the Termination Agreement;   and b) $3,000,000 payable within [***].

6.              Consideration for Pharmacovigilance activities in the Territory through October 2015:  $[***]

B-1

Exhibit C

Press Release

AMAG Pharmaceuticals and Takeda Announce Mutual Termination of Agreement to License, Develop and Commercialize Ferumoxytol in Ex-U.S. Territories, Including Europe

WALTHAM, Mass. and OSAKA, Japan December 29, 2014 -  AMAG Pharmaceuticals (NASDAQ: AMAG) and Takeda Pharmaceutical Company Limited (Takeda) announced today that they have entered into an agreement to mutually terminate the March 2010 license, development and commercialization agreement, which granted Takeda exclusive rights to market ferumoxytol in Canada, the European Union (EU) and Switzerland, as well as certain other geographic territories (under the trade name Rienso® outside of Canada where the product’s trade name is Feraheme®).

Under the terms of the termination agreement, AMAG will regain all worldwide development and commercialization rights for Feraheme/Rienso.  Takeda will make a payment to AMAG in connection with the termination and will provide certain transition services to AMAG for up to 180 days after the marketing authorization transfer in each territory.  In addition, both parties will undertake a transfer of the regulatory files for the product in each respective territory, and Takeda will not participate in any future development or commercialization activities.

Takeda has been commercializing Feraheme in Canada and Rienso in the EU for the treatment of iron deficiency anemia (IDA) in patients with chronic kidney disease (CKD). In both of these territories, Takeda has submitted applications to expand the product’s current label to include all patients with IDA regardless of underlying cause. AMAG will be assessing alternative commercialization strategies for Feraheme in Canada and Rienso in the EU based, in part, on the pending regulatory decisions which are expected in 2015.

About Feraheme® (ferumoxytol)/Rienso

Feraheme received marketing approval from the FDA on June 30, 2009 for the treatment of IDA in adult CKD patients and was commercially launched by AMAG in the U.S. shortly thereafter. Ferumoxytol is protected in the U.S. by five issued patents covering the composition and dosage form of the product. Each issued patent is listed in the FDA’s Orange Book, the last of which expires in June 2023.

Ferumoxytol received marketing approval in Canada in December 2012, where it has been marketed by Takeda as Feraheme, and in the European Union in June 2013 where it has been marketed by Takeda as Rienso® Ferumoxytol received marketing approval in Switzerland in August 2013.

Feraheme/Rienso is contraindicated in patients with known hypersensitivity to Feraheme/Rienso or any of its components. Serious hypersensitivity reactions, including anaphylactic-type reactions, have been reported in patients receiving Feraheme/Rienso. Serious adverse reactions of clinically significant hypotension have been reported in the post-marketing experience of Feraheme/Rienso.

For additional U.S. product information, including full prescribing information, please visit www.feraheme.com.

About AMAG

AMAG Pharmaceuticals, Inc. is a specialty pharmaceutical company with a focus on maternal health, anemia and cancer supportive care. The primary goal of AMAG and its maternal health division, Lumara HealthTM, is to bring to market therapies that provide clear benefits and improve patients’ lives. In addition to continuing to pursue opportunities to make new advancements in patients’ health and to enhance treatment accessibility, AMAG intends to continue to expand and diversify its portfolio through the in-license or purchase of additional pharmaceutical products or companies. For additional company information, please visit www.amagpharma.com.

AMAG PHARMACEUTICALS® is a registered trademark of AMAG Pharmaceuticals, Inc. LUMARA HEALTH™ is a trademark of Lumara Health Inc.

AMAG Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including among others, statements regarding Takeda’s payments and services to AMAG, worldwide development and commercialization rights for Feraheme/Rienso for IDA and/or CKD, the transfer of regulatory files by Takeda in each respective territory and AMAG’s assessment of commercialization strategies for Feraheme/Rienso in Canada and the EU are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others: (1) limitations on AMAG’s ability to invest in the development and commercialization of Feraheme/Rienso outside the U.S., especially in light of AMAG’s being highly leveraged, (2) AMAG may not be able to successfully commercialize Feraheme/Rienso using alternate strategies in Canada and the EU, or may choose not to do so, (3) uncertainties regarding the likelihood and timing of potential approval of Feraheme/Rienso in the U.S., the EU and Canada in the broader IDA indication in light of the complete response letter AMAG received from the FDA informing AMAG that its supplemental new drug application (sNDA) for the broader indication could not be approved in its present form and stating that AMAG has not provided sufficient information to permit labeling of Feraheme/Rienso for safe and effective use for the proposed broader indication and similar concerns raised by European and Canadian regulators, (4) the possibility that following review of post-marketing safety data, including reports of serious anaphylaxis, cardiovascular events, and death, and/or in light of the label changes requested by the European Medicines Agency’s (EMA) Pharmacovigilance Risk Assessment Committee (PRAC) and confirmed by the Committee for Medicinal Products for Human Use (CHMP), the FDA, European or Canadian regulators will request additional technical or scientific information, new studies or reanalysis of existing data, on-label warnings, post-marketing requirements/commitments or risk evaluation and mitigation strategies (REMS) in the current CKD indication for Feraheme/Rienso, or cause Feraheme/Rienso to be withdrawn from the market, and the additional costs and expenses that will or may be incurred in connection with such activities, (5) whether AMAG’s proposed label changes will be acceptable to the FDA or other regulatory authorities and what impact such changes, or such additional changes as U.S. and/or non-U.S. regulators may require, will have on sales of Feraheme/Rienso, (6) AMAG’s ability to successfully compete in the IV iron replacement market both in the U.S. and outside the U.S. as a result of limitations, restrictions or warnings in Feraheme’s/Rienso’s current or future label, including the changes recommended by PRAC and confirmed by CHMP that Rienso be administered to patients by infusion over at least 15-minutes

(replacing injection) and that it be contraindicated for patients with any known history of drug allergy, (7) the possibility that significant safety or drug interaction problems could arise with respect to Feraheme/Rienso and in turn affect sales, or AMAG’s ability to market the product both in the U.S. and outside of the U.S., (8) AMAG’s patents and proprietary rights both in the U.S. and outside the U.S., (9) the risk of an Abbreviated New Drug Application (ANDA) filing for Feraheme, especially following the FDA’s draft bioequivalence recommendation for ferumoxytol published in December 2012, (10) the impact on sales if AMAG disseminates future Dear Healthcare Provider letters in the U.S., Europe, Canada or other markets, (11) AMAG’s ability to execute on its long-term strategic plan or to realize the expected results from its long-term strategic plan, (12) the possibility that AMAG will not realize expected synergies and other benefits from its acquisition of Lumara Health, as well as AMAG’s ability to pursue additional business development opportunities, especially in light of AMAG’s being highly leveraged and (13) other risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (SEC), including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and subsequent filings with the SEC. Any of the above risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. Use of the term “including” in the two paragraphs above shall mean in each case “including, but not limited to.” AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made.

AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

About Takeda Pharmaceutical Company Limited

Located in Osaka, Japan, Takeda is a research-based global company with its main focus on pharmaceuticals. As the largest pharmaceutical company in Japan and one of the global leaders of the industry, Takeda is committed to strive towards better health for people worldwide through leading innovation in medicine. Additional information about Takeda is available through its corporate website, www.takeda.com.

Takeda Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements include statements regarding Takeda’s plans, outlook, strategies, results for the future, and other statements that are not descriptions of historical facts. Forward-looking statements may be identified by the use of forward-looking words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “should,” “anticipate,” “plan,” “assume,” “continue,” “seek,” “pro forma,” “potential,” “target,” “forecast,” “guidance,” “outlook” or “intend” or other similar words or expressions of the negative thereof. Forward-looking statements are based on estimates and assumptions made by management that are believed to be reasonable, though they are inherently uncertain and difficult to predict. Investors are cautioned not to unduly rely on such forward-looking statements.

Forward-looking statements involve risks and uncertainties that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements. Some of these risks and uncertainties include, but are not limited to, (1) the economic circumstances surrounding Takeda’s business, including general economic conditions in Japan, the United States and worldwide; (2) competitive pressures and developments; (3) applicable laws and regulations; (4) the success or failure of product development programs; (5) actions of regulatory authorities and the timing thereof; (6) changes in exchange rates; (7) claims or concerns regarding the safety or efficacy of marketed products or product candidates in development; and (8) integration activities with acquired companies.

The forward-looking statements contained in this press release speak only as of the date of this press release, and Takeda undertakes no obligation to revise or update any forward-looking statements to reflect new information, future events or circumstances after the date of the forward-looking statement. If Takeda does update or correct one or more of these statements, investors and others should not conclude that Takeda will make additional updates or corrections.

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Contact:

AMAG Pharmaceuticals, Inc.:

Katie Payne, 617-498-3303

Takeda Pharmaceuticals Company Limited:

Corporate Communications Dept.

+81-3-3278-2037